EXHIBIT 99.1

                         [LOGO] STURM, RUGER & CO., INC.

                         SOUTHPORT, CONNECTICUT 06890 U.S.A.

                                                           FOR IMMEDIATE RELEASE

          STURM, RUGER & COMPANY, INC. REPORTS SECOND QUARTER EARNINGS
       OF 46 cents PER SHARE AND DECLARES DIVIDEND OF 12.3 cents PER SHARE

      SOUTHPORT, CONNECTICUT, July 29, 2009--Sturm, Ruger & Company, Inc. (NYSE-RGR), announced today that for the second quarter of 2009, the Company reported net sales of $72.4 million and earnings of 46 cents per share, compared with sales of $38.7 million and earnings of 5 cents per share in the second quarter of 2008.

      For the six months ended July 4, 2009, net sales were $135.9 million and earnings were 76 cents per share. For the corresponding period in 2008, net sales were $81.2 million and earnings were 12 cents per share.

      The Company also announced today that its Board of Directors declared a dividend of 12.3 cents per share for the second quarter, for shareholders of record as of August 14, 2009, payable on August 28, 2009. The amount of the dividend was based on a percentage of Operating Profit after adjustment for certain items, the same approach used by the Company last quarter when it declared its first dividend in over three years. Under this approach, the amount of the quarterly dividend fluctuates directly with certain operating results of the Company.

      Chief Executive Officer Michael O. Fifer made the following comments related to the second quarter of 2009:

o Our firearms sales grew 94% from the second quarter of 2008 and 14% from the first quarter of 2009.


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

o The Company estimates that its year-to-date sales growth of $54.7 million can be attributed to the following:

      o     Approximately 50% New products (LCP, LCR, SR-9, and SR-556),
      o     Approximately 25% Industry-wide surge in demand that began in the fourth quarter of 2008, and
      o     Approximately 25% Increased marketshare.

o Our firearms unit production grew 63% from the second quarter of 2008 and 18% from the first quarter of 2009.

o We had a successful launch of a new product platform, the SR-556, our new modern sporting rifle.

o Cash generated from operations during the second quarter of 2009 was $13.1 million. At the end of the second quarter of 2009, our cash, cash equivalents and short-term investments totaled $43.6 million. Our pre-LIFO working capital of $100.0 million, less the LIFO reserve of $43.2 million, resulted in working capital of $56.8 million and a current ratio of 3.0 to
      1. The Company has no debt.

o During the first half of 2009, capital expenditures totaled $6.8 million. We expect to invest approximately $12 million for capital expenditures during 2009.

o Our backlog dropped to 412,300 units as orders received in the second quarter decreased by 59% from the first quarter of 2009. This decline in orders received reflects the following:

      o A reduction in the industry-wide surge in demand that began in the fourth quarter of 2008,
      o The large backlog at the end of the first quarter that discouraged further orders,
      o Prolonged ammunition shortage at retail that hindered retail firearms sales,
      o     Stronger inventories throughout the distribution channel, and
      o     Normal product seasonality.

      Today, the Company filed its Quarterly Report on Form 10-Q for the second quarter of 2009. The financial statements included in this Quarterly Report on Form 10-Q are attached to this press release.

      The Quarterly Report on Form 10-Q is available on the SEC website at www.sec.gov and the Ruger website at www.ruger.com/corporate/. Investors are urged to read the complete Form 10-Q to ensure that they have adequate information to make informed investment judgments.

      The Company will host a webcast on Thursday, July 30, 2009, at 9:00am EDT to discuss the second quarter operating results. Interested parties can access the webcast at www.ruger.com/corporate or www.earnings.com.

About Sturm, Ruger

Sturm, Ruger was founded in 1949 and is one of the nation's leading manufacturers of high-quality firearms for the commercial sporting market. Sturm, Ruger is headquartered in Southport, CT, with manufacturing facilities located in Newport, NH and Prescott, AZ.


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

The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company including lawsuits filed by mayors, attorneys general and other governmental entities and membership organizations, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.


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

STURM, RUGER & COMPANY, INC.

Condensed Balance Sheets (Unaudited)
(Dollars in thousands, except share data)

                                                                     July 4, 2009      December 31, 2008
--------------------------------------------------------------------------------------------------------
   Assets

   Current Assets
      Cash and cash equivalents                                        $   3,890           $   9,688
      Short-term investments                                              39,704              18,558
      Trade receivables, net                                              27,534              25,809

       Gross inventories                                                  51,822              59,846
              Less LIFO reserve                                          (43,160)            (44,338)
              Less excess and obsolescence reserve                        (2,597)             (3,569)
--------------------------------------------------------------------------------------------------------
              Net inventories                                              6,065              11,939
--------------------------------------------------------------------------------------------------------

      Deferred income taxes                                                5,318               6,400
      Prepaid expenses and other current assets                            2,558               3,374
--------------------------------------------------------------------------------------------------------
                       Total current assets                               85,069              75,768

    Property, plant and equipment                                        131,087             125,026
           Less allowances for depreciation                             (101,364)            (98,807)
--------------------------------------------------------------------------------------------------------
           Net property, plant and equipment                              29,723              26,219
--------------------------------------------------------------------------------------------------------

   Deferred income taxes                                                   9,205               7,743
   Other assets                                                            4,525               3,030
--------------------------------------------------------------------------------------------------------
   Total Assets                                                        $ 128,522           $ 112,760
========================================================================================================


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

STURM, RUGER & COMPANY, INC.

                                                                     July 4, 2009      December 31, 2008
--------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity

Current Liabilities
  Trade accounts payable and accrued expenses                          $   9,690           $  10,235
  Product liability                                                          771               1,051
  Employee compensation and benefits                                      10,643               7,994
  Workers' compensation                                                    4,665               5,067
  Income taxes payable                                                     2,456               4,171
  Line of credit                                                              --               1,000
--------------------------------------------------------------------------------------------------------
                   Total current liabilities                              28,225              29,518

Accrued pension liability                                                 16,932              16,946
Product liability accrual                                                    906                 693
Contingent liabilities - Note 9                                               --                  --

Stockholders' Equity
Common Stock, non-voting, par value $1:
       Authorized shares 50,000; none issued                                  --                  --
Common Stock, par value $1:
      Authorized shares - 40,000,000
       2009 - 22,798,732 issued,
              19,063,143 outstanding
       2008 - 22,798,732 issued,
              19,047,323 outstanding                                      22,817              22,799
Additional paid-in capital                                                 6,447               2,442
Retained earnings                                                        106,347              93,500
Less: Treasury stock - at cost
       2009 - 3,753,821 shares
       2008 - 3,751,419 shares                                           (30,167)            (30,153)
Accumulated other comprehensive loss                                     (22,985)            (22,985)
--------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                                82,459              65,603
--------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                             $ 128,522           $ 112,760
========================================================================================================


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

STURM, RUGER & COMPANY, INC.

Condensed Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

                                                                Three Months Ended               Six Months Ended
                                                           -------------------------------------------------------------
                                                           July 4, 2009   June 28, 2008    July 4, 2009    June 28, 2008
                                                           -------------------------------------------------------------
Net firearms sales                                         $    71,372     $    36,839     $   133,600     $    76,869
Net castings sales                                               1,018           1,825           2,320           4,301
------------------------------------------------------------------------------------------------------------------------
Total net sales                                                 72,390          38,664         135,920          81,170

Cost of products sold                                           47,358          30,169          91,362          62,020
------------------------------------------------------------------------------------------------------------------------
Gross profit                                                    25,032           8,495          44,558          19,150
------------------------------------------------------------------------------------------------------------------------

Expenses:
     Selling                                                     5,319           4,098          10,764           8,486
     General and administrative                                  5,738           2,968          10,384           6,909
     Other operating expenses (income), net                         --             (54)             --             (54)
------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                        11,057           7,012          21,148          15,341
------------------------------------------------------------------------------------------------------------------------

Operating income                                                13,975           1,483          23,410           3,809
------------------------------------------------------------------------------------------------------------------------

 Other income:
     Interest income                                                39             118              57             280
     Other income (expense), net                                   (14)            144            (101)             (1)
------------------------------------------------------------------------------------------------------------------------
Total other income (expense), net                                   25             262             (44)            279
------------------------------------------------------------------------------------------------------------------------

Income before income taxes                                      14,000           1,745          23,366           4,088

Income taxes                                                     5,320             663           8,879           1,554
------------------------------------------------------------------------------------------------------------------------

Net income                                                 $     8,680     $     1,082     $    14,487     $     2,534
========================================================================================================================

Earnings per share
     Basic                                                 $      0.46     $      0.05     $      0.76     $      0.12
                                                           ===========     ===========     ===========     ===========
     Diluted                                               $      0.45     $      0.05     $      0.76     $      0.12
                                                           ===========     ===========     ===========     ===========

Average shares outstanding
     Basic                                                      19,059          20,576          19,052          20,576
                                                           ===========     ===========     ===========     ===========
     Diluted                                                    19,272          20,609          19,110          20,626
                                                           ===========     ===========     ===========     ===========


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

STURM, RUGER & COMPANY, INC.

Condensed Statements of Cash Flows (Unaudited)
(Dollars in thousands)

                                                                                                 Six Months Ended
                                                                                          -----------------------------
                                                                                          July 4, 2009    June 28, 2008
                                                                                          -----------------------------
Operating Activities
   Net income                                                                              $    14,487     $     2,534
   Adjustments to reconcile net income to cash provided by operating activities:
      Depreciation                                                                               3,325           2,390
      Stock-based compensation                                                                   2,950             256
      Gain on sale of assets                                                                        --             (54)
      Deferred income taxes                                                                       (380)             48
      Changes in operating assets and liabilities:
         Trade receivables                                                                      (1,725)          2,025
         Inventories                                                                             5,874          (4,584)
         Trade accounts payable and accrued expenses                                             1,472          (1,870)
         Product liability                                                                         (68)           (223)
         Prepaid expenses, other assets and other liabilities                                     (769)         (2,790)
         Income taxes                                                                           (1,715)          1,202
-----------------------------------------------------------------------------------------------------------------------
Cash provided by (used for) operating activities                                                23,451          (1,066)
-----------------------------------------------------------------------------------------------------------------------

Investing Activities
   Property, plant and equipment additions                                                      (6,829)         (3,846)
   Proceeds from sale of assets                                                                     --              54
   Purchases of short-term investments                                                         (48,708)        (15,843)
   Proceeds from maturities of short-term investments                                           27,564          21,700
-----------------------------------------------------------------------------------------------------------------------
Cash provided by (used for) investing activities                                               (27,973)          2,065
-----------------------------------------------------------------------------------------------------------------------

Financing Activities
   Tax benefit from exercise of stock options                                                    1,378              --
   Repayment of line of credit balance                                                          (1,000)             --
   Repurchase of common stock                                                                      (14)             --
   Dividends paid                                                                               (1,640)             --
-----------------------------------------------------------------------------------------------------------------------
Cash used for financing activities                                                              (1,276)             --
-----------------------------------------------------------------------------------------------------------------------

(Decrease) Increase in cash and cash equivalents                                                (5,798)            999

Cash and cash equivalents at beginning of period                                                 9,688           5,106

-----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                                 $     3,890     $     6,105
=======================================================================================================================


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